                                                                      EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION

1.  NAME:                 Baystar Capital Management, LLC

    ADDRESS:              80 East Sir Francis Drake Blvd., Suite 2B
                          Larkspur, CA 94939

    DESIGNATED FILER:     Baystar Capital II, L.P.

    ISSUER &
    TICKER SYMBOL:        The SCO Group, Inc. (SCOX)

    DATE OF EVENT
    REQUIRING STATEMENT:  11/05/04



    SIGNATURE:  By: /s/ Lawrence Goldfarb
                    ---------------------
                Name: Lawrence Goldfarb
                Title:  Managing Member


2.  NAME:                 Lawrence Goldfarb

    ADDRESS:              c/o Baystar Capital Management, LLC
                          80 East Sir Francis Drake Blvd., Suite 2B
                          Larkspur, CA 94939

    DESIGNATED FILER:     Baystar Capital II, L.P.

    ISSUER &
    TICKER SYMBOL:        The SCO Group, Inc. (SCOX)

    DATE OF EVENT
    REQUIRING STATEMENT:  11/05/04



    SIGNATURE:  /s/ Lawrence Goldfarb
                ---------------------

3.  NAME:                 Steven M. Lamar

    ADDRESS:              c/o Baystar Capital Management, LLC
                          80 East Sir Francis Drake Blvd., Suite 2B
                          Larkspur, CA 94939

    DESIGNATED FILER:     Baystar Capital II, L.P.

    ISSUER &
    TICKER SYMBOL:        The SCO Group, Inc. (SCOX)

    DATE OF EVENT
    REQUIRING STATEMENT:  11/05/04



    SIGNATURE:  /s/ Steven M. Lamar
                -------------------


4.  NAME:                 Steven Derby

    ADDRESS:              53 Forest Avenue, 2nd Floor
                          Old Greenwich, CT 06870

    DESIGNATED FILER:     Baystar Capital II, L.P.

    ISSUER &
    TICKER SYMBOL:        The SCO Group, Inc. (SCOX)

    DATE OF EVENT
    REQUIRING STATEMENT:  11/05/04



    Signature:  /s/ Steven Derby
                ----------------


*  By:  BAYSTAR CAPITAL II, L.P.

    By:  Baystar Capital Management, LLC, its General Partner


         By: /s/ Lawrence Goldfarb
             ---------------------
         Name: Lawrence Goldfarb
         Title:  Managing Member